SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K


                           CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            August 19, 2003
                            ---------------
                            Date of Report
                  (Date of Earliest Event Reported)

                            CASH SYSTEMS, INC.
                            ------------------
       (Exact Name of Registrant as Specified in its Charter)

   Delaware                0-18317              87-0398535
   --------                -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                     3201 West County Road 42, Suite 106
                         Burnsville, Minnesota  55306
                         ----------------------------
                 (Address of Principal Executive Offices)

                            (952) 895-8399
                            --------------
                     Registrant's Telephone Number

                                  N/A
                                  ---
        (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated August 19, 2003, a copy of which is attached hereto and incorporated herein by reference.




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CASH SYSTEMS, INC.


Date: 8-20-03                         /s/ Christopher Larson
      -------                         ----------------------
                                      Christopher Larson
                                      CFO and Director